Exhibit 32.01

INTRADO INC.

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Intrado Inc. (the Company) for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, George Heinrichs, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  May 10, 2005

/s/ George Heinrichs
Name:	George Heinrichs
Title:	President and Chief Executive Officer (principal executive officer)